EXHIBIT 10.10


                                                                JANUARY 28, 1997

VIA FACSIMILE
(619) 455-2712

GENTA INCORPORATED
3550 GENERAL ATOMICS COURT
SAN DIEGO, CA 92121

DEAR SIRS:

         REFERENCE IS MADE TO OUR RECENT DISCUSSIONS RELATING TO A PROPOSED OFFERING OF UNITS (THE "UNITS") CONSISTING OF SENIOR SECURED CONVERTIBLE NOTES, SERIES D PREFERRED STOCK AND WARRANTS TO BE ISSUED BY GENTA INCORPORATED (THE "COMPANY") AS HEREINAFTER DESCRIBED. BASED UPON OUR DISCUSSIONS, FINANCIAL MATERIALS WHICH YOU HAVE SUBMITTED TO US AND REPRESENTATIONS WHICH YOU HAVE MADE TO US DESCRIBING THE COMPANY AND ITS PRINCIPALS, THE PRESENT AND PROPOSED BUSINESS ACTIVITIES OF THE COMPANY AND THE COMPANY'S OPERATIONS AND FINANCIAL CONDITION, WE HEREBY CONFIRM OUR INTEREST IN ACTING AS PLACEMENT AGENT (THE "PLACEMENT AGENT"), ON A "BEST EFFORTS" BASIS, OF A PRIVATE PLACEMENT OFFERING OF THE COMPANY'S UNITS (THE "OFFERING"), UPON THE FOLLOWING BASIC TERMS AND
CONDITIONS:

         1. THE PLACEMENT AGENT WILL INTRODUCE THE COMPANY TO "ACCREDITED INVESTORS" AS DEFINED IN REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") FOR THE PURCHASE OF UNITS AND THE COMPANY WILL SELL DIRECTLY TO SUCH PURCHASERS A MINIMUM OF 25 UNITS (THE "MINIMUM OFFERING") AND A MAXIMUM OF 75 UNITS (THE "MAXIMUM OFFERING"), WITH AN OPTION IN FAVOR OF THE PLACEMENT AGENT TO OFFER UP TO AN ADDITIONAL 50 UNITS TO COVER OVER-ALLOTMENTS. EACH UNIT WILL CONSIST OF (A) $70,000 PRINCIPAL AMOUNT OF SENIOR SECURED CONVERTIBLE NOTES (THE "NOTES"), (B) 3000 SHARES OF SERIES D PREFERRED STOCK, STATED VALUE $10.00 PER SHARE, OF THE COMPANY (ALSO REFERRED TO HEREIN AS THE "PREFERRED STOCK") AND (C) 333,334 WARRANTS (THE "WARRANTS"). SUBJECT TO RESTRICTIONS ON TRANSFERABILITY UNDER APPLICABLE SECURITIES LAWS, THE COMPONENTS OF THE UNITS WILL BE IMMEDIATELY SEPARABLE. THE RIGHTS AND PREFERENCES OF THE PREFERRED STOCK ARE SUBSTANTIALLY AS SET FORTH IN EXHIBIT A HERETO. FOR A DESCRIPTION OF THE NOTES PLEASE REFER TO EXHIBIT B.

         2. SUBJECT TO MARKET AND OTHER CONDITIONS AT THE TIME OF THE OFFERING CONTEMPLATED HEREIN, THE UNITS WILL BE OFFERED AT $100,000 PER UNIT (THE "INITIAL OFFERING PRICE").

         3. AN ESCROW AGENT REASONABLY ACCEPTABLE TO THE COMPANY SHALL BE DESIGNATED BY THE PLACEMENT AGENT TO HOLD SUBSCRIPTIONS FOR THE BENEFIT OF CUSTOMERS PENDING THE CLOSING OF THE OFFERING. THE FINAL CLOSING DATE OF THE OFFERING WILL OCCUR NO LATER THAN SIXTY (60) DAYS FOLLOWING THE DATE OF THE
OFFERING MEMORANDUM (THE "MEMORANDUM"), SUBJECT TO EXTENSION AT THE OPTION OF THE PLACEMENT AGENT FOR AN ADDITIONAL SIXTY (60) DAYS (THE "FINAL CLOSING DATE"). IN THE EVENT THAT VALID SUBSCRIPTIONS FOR AT LEAST 25 UNITS ARE NOT RECEIVED BY THE FINAL CLOSING DATE, SUBSCRIPTIONS WILL BE RELEASED FROM ESCROW AND RETURNED TO CUSTOMERS, WITH INTEREST. UPON RECEIPT OF THE MINIMUM OFFERING AMOUNT, THE PLACEMENT AGENT MAY HOLD A CLOSING (THE "INITIAL CLOSING") AND MAY HOLD SUBSEQUENT CLOSINGS ON AN INTERIM BASIS UNTIL THE MAXIMUM OFFERING AMOUNT (INCLUDING ANY OVER-ALLOTMENT AMOUNT) HAS BEEN REACHED OR UNTIL THE FINAL CLOSING DATE, WHICHEVER IS EARLIER.

         4. PENDING COMPLETION OR TERMINATION (PURSUANT TO PARAGRAPH 9 BELOW) OF THE OFFERING, THE COMPANY AGREES THAT IT WILL NOT (A) NEGOTIATE WITH ANY OTHER PERSON OR ENTITY RELATING TO A POSSIBLE PUBLIC OR PRIVATE OFFERING OR PLACEMENT OF ITS SECURITIES OR (B) DISPOSE OF ANY ASSETS OF THE COMPANY (INCLUDING, WITHOUT LIMITATION, CREATING OR PERMITTING THE IMPOSITION OF ANY LIENS) OTHER THAN IN THE ORDINARY COURSE OF BUSINESS.





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         5. THE COMPANY WILL, AS SOON AS PRACTICABLE, BUT NOT LATER THAN 30 DAYS
AFTER THE FINAL CLOSING DATE OR A QUALIFIED  OFFERING (AS DEFINED IN EXHIBIT B),
(A) FILE A SHELF REGISTRATION STATEMENT (THE "SHELF REGISTRATION STATEMENT") WITH RESPECT TO (I) THE RESALE OF THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE PREFERRED STOCK (INCLUDING THE PREFERRED STOCK UNDERLYING THE NOTES AND THE BRIDGE NOTES), (II) THE WARRANTS AND (III) THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS (INCLUDING THE BRIDGE WARRANTS OR THE NEW WARRANTS (AS DEFINED IN EXHIBIT B), AS THE CASE MAY BE) (TOGETHER, THE "REGISTRABLE CAPITAL STOCK") WITH THE SEC AND USE ITS BEST EFFORTS TO HAVE SUCH SHELF REGISTRATION STATEMENT DECLARED EFFECTIVE BY THE SEC PRIOR TO THE DATE WHICH IS 75 DAYS AFTER THE FINAL CLOSING DATE (SUBJECT TO PENALTIES FOR FAILURE TO EFFECT SUCH REGISTRATION IN THE TIME FRAMES REQUIRED) AND (B) CAUSE SUCH SHELF REGISTRATION STATEMENT TO REMAIN EFFECTIVE UNTIL SUCH DATE AS THE HOLDERS OF THE SECURITIES HAVE COMPLETED THE DISTRIBUTION DESCRIBED IN THE SHELF REGISTRATION STATEMENT OR AT SUCH TIME THAT SUCH SHARES ARE NO LONGER, BY REASON OF RULE 144(K) UNDER THE SECURITIES ACT, REQUIRED TO BE REGISTERED FOR THE SALE THEREOF BY SUCH HOLDERS. IF REQUESTED BY THE PLACEMENT AGENT, AND IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS, THE SHELF REGISTRATION STATEMENT SHALL COVER THE DIRECT SALE OF SUCH REGISTRABLE CAPITAL STOCK TO THE HOLDERS OF SUCH
SECURITIES. THE REGISTRABLE CAPITAL STOCK WILL BE SUBJECT TO A STAGGERED "LOCK-UP" AS MAY BE DEEMED ADVISABLE BY THE PLACEMENT AGENT.

         6. THE PLACEMENT AGENT WILL RECEIVE CASH COMMISSIONS EQUAL TO 9% OF THE PRICE OF THE UNITS ISSUED IN THE OFFERING (THE "CASH COMMISSIONS"). THE PLACEMENT AGENT MAY, IN ITS DISCRETION, RETAIN OTHER PLACEMENT AGENTS, WHO SHALL BE MEMBERS IN GOOD STANDING OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD"), TO ACT AS SELECTED DEALERS IN PLACING THE UNITS. SUCH OTHER PLACEMENT AGENTS WILL BE COMPENSATED BY THE PLACEMENT AGENT OUT OF ITS
COMMISSIONS. THE COMPANY HAS ADVISED THE PLACEMENT AGENT THAT NO PERSON IS ENTITLED, DIRECTLY OR INDIRECTLY, TO COMPENSATION FROM THE COMPANY FOR SERVICES AS A FINDER IN CONNECTION WITH THE PROPOSED OFFERING OR ANY OTHER TRANSACTION CONTEMPLATED BY THIS LETTER OF INTENT.

         7. EACH WARRANT ENTITLES THE HOLDER THEREOF TO PURCHASE, AT ANY TIME OVER A FIVE YEAR PERIOD ONE SHARE OF COMMON STOCK AT AN EXERCISE PRICE EQUAL TO THE LESSER OF (A) $.30 PER SHARE AND (B) 50% OF THE AVERAGE CLOSING BID PRICE OF THE COMMON STOCK FOR EITHER (I) THE THIRTY CONSECUTIVE TRADING DAYS IMMEDIATELY PRECEDING ANY CLOSING DATE OR (II) THE FIVE CONSECUTIVE TRADING DAYS IMMEDIATELY PRECEDING ANY CLOSING DATE, WHICHEVER IS THE LOWEST. THE WARRANT EXERCISE PRICE IS SUBJECT TO ANTIDILUTION ADJUSTMENTS UNDER CERTAIN CUSTOMARY CIRCUMSTANCES, INCLUDING BELOW MARKET AND/OR EXERCISE PRICE ISSUANCES. THE WARRANTS ARE SUBJECT TO REDEMPTION BY THE COMPANY AT $.01 PER SHARE FOR EACH SHARE SUBJECT TO EACH WARRANT ON 60 DAYS' PRIOR WRITTEN NOTICE, PROVIDED THAT THE CLOSING BID QUOTATION FOR THE COMMON STOCK AS REPORTED ON THE NASDAQ, OR ON SUCH EXCHANGE ON WHICH THE COMMON STOCK IS THEN TRADED OR LISTED, EXCEEDS 300% OF THE EXERCISE PRICE PER SHARE FOR 20 CONSECUTIVE TRADING DAYS ENDING THREE DAYS PRIOR TO THE DATE OF THE NOTICE OF REDEMPTION. THE WARRANTS ARE NOT REDEEMABLE ON OR PRIOR TO THE FIRST ANNIVERSARY OF THEIR ISSUANCE OR AT ANY TIME THAT ANY SHARES OF SERIES A PREFERRED STOCK REMAIN OUTSTANDING. NOTWITHSTANDING THE FOREGOING, THE WARRANTS ARE REDEEMABLE AFTER THE FIRST ANNIVERSARY REGARDLESS OF WHETHER ANY OR ALL OF THE SERIES A PREFERRED STOCK REMAINS OUTSTANDING IF THE CLOSING BID QUOTATION FOR THE COMMON STOCK AS REPORTED ON THE NASDAQ, OR ON SUCH EXCHANGE ON WHICH THE COMMON STOCK IS THEN TRADED OR LISTED, EXCEEDS 600% OF THE EXERCISE PRICE PER SHARE FOR 20 CONSECUTIVE TRADING DAYS ENDING THREE DAYS PRIOR TO THE DATE OF THE NOTICE OF REDEMPTION. THE COMPANY WILL PAY THE PLACEMENT AGENT A COMMISSION OF 5% UPON THE EXERCISE OF ANY OF THE WARRANTS, THE NEW WARRANTS AND THE BRIDGE WARRANTS. THE PLACEMENT AGENT MAY ALLOW A PORTION OF THIS COMMISSION TO MEMBERS IN GOOD STANDING OF THE NASD. ANY COSTS INCURRED BY THE PLACEMENT AGENT IN CONNECTION WITH THE SOLICITATION OF WARRANT EXERCISES OR THE REDEMPTION OF WARRANTS SHALL BE BORNE BY THE COMPANY.

         8. PENDING COMPLETION OF THE OFFERING AND FOR A 30 DAY PERIOD THEREAFTER, THE COMPANY WILL NOT ISSUE PRESS RELEASES OR ENGAGE IN OTHER PUBLICITY WITHOUT ADVISING THE PLACEMENT AGENT IN ADVANCE. THE COMPANY SHALL MAKE A RULE 135(C) (UNDER THE SECURITIES ACT OF 1933, AS AMENDED) ANNOUNCEMENT PRIOR TO THE COMMENCEMENT OF THE OFFERING. DURING THE 18 MONTHS FOLLOWING THE CLOSING OF THE BRIDGE LOAN, THE COMPANY SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF THE PLACEMENT AGENT, OFFER OR SELL ANY OF ITS SECURITIES IN RELIANCE ON REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED. DURING THE 18 MONTH PERIOD FOLLOWING THE CLOSING OF THE BRIDGE LOAN, THE PLACEMENT AGENT

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SHALL HAVE THE RIGHT OF FIRST REFUSAL TO ACT AS PLACEMENT  AGENT FOR THE PRIVATE
OFFERING OF ANY SECURITIES OF THE COMPANY. DURING THE 36 MONTH PERIOD FOLLOWING THE CLOSING OF THE BRIDGE LOAN (AS DEFINED IN PARAGRAPH 14 BELOW), THE COMPANY WILL NOT EXTEND THE EXPIRATION DATE OR LOWER THE EXERCISE OR THE CONVERSION PRICE OF ANY OPTIONS, WARRANTS OR CONVERTIBLE SECURITIES, WITHOUT THE PRIOR WRITTEN CONSENT OF THE PLACEMENT AGENT. DURING THE 5 YEAR PERIOD FOLLOWING THE CLOSING OF THE BRIDGE LOAN, THE PLACEMENT AGENT SHALL HAVE THE RIGHT TO DESIGNATE A MAJORITY OF THE DIRECTORS OR OBSERVERS TO THE BOARD OF DIRECTORS OF THE COMPANY; PROVIDED, HOWEVER, THAT IN THE EVENT THAT THE COMPANY HAS NOT OBTAINED FUTURE FINANCINGS (AS DEFINED BELOW) IN EXCESS OF $3,500,000 ON OR BEFORE THE DATE WHICH IS 6 MONTHS AFTER THE BRIDGE CLOSING DATE (AS DEFINED IN EXHIBIT B), THEN THE PLACEMENT AGENT SHALL HAVE THE RIGHT TO APPOINT ONLY 2 DIRECTORS OR OBSERVERS AND THE REMAINDER OF THE PLACEMENT AGENT'S DESIGNATED DIRECTORS SHALL RESIGN. IN ADDITION, IF THE HOLDERS OF THE SERIES A PREFERRED STOCK EXERCISE THEIR RIGHT TO APPOINT UP TO 2 ADDITIONAL DIRECTORS PURSUANT TO
SECTION 9(C) OF THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY (THE "RESTATED CERTIFICATE"), THEN THE PLACEMENT AGENT SHALL HAVE THE RIGHT TO APPOINT UP TO 2 ADDITIONAL DIRECTORS PER DIRECTOR APPOINTED BY THE SERIES A PREFERRED STOCK AND, IF REQUESTED BY THE PLACEMENT AGENT, THE COMPANY SHALL USE ITS BEST EFFORTS TO OBTAIN THE RESIGNATIONS FROM THE BOARD OF DIRECTORS OF ANY DIRECTORS SPECIFIED BY THE PLACEMENT AGENT. THE COMPANY SHALL NOT USE THE NAME OF THE PLACEMENT AGENT OR ANY OFFICER, DIRECTOR, EMPLOYEE OR SHAREHOLDER WITHOUT THE EXPRESS WRITTEN CONSENT OF THE PLACEMENT AGENT AND SUCH PERSON.

         "FUTURE FINANCINGS" SHALL MEAN THE AGGREGATE GROSS PROCEEDS OF ANY SALES OF EQUITY SECURITIES OF THE COMPANY (INCLUDING THE NOTES OR ANY OTHER SECURITIES CONVERTIBLE INTO EQUITY SECURITIES OF THE COMPANY), AND THE AGGREGATE GROSS PROCEEDS OF ANY CORPORATE PARTNERING OR CORPORATE LICENSING TRANSACTIONS, BUT SHALL EXCLUDE THE SALE OF PRODUCTS IN THE ORDINARY COURSE OF BUSINESS AND REVENUES RESULTING FROM ANY AGREEMENT IN EFFECT AS OF THE BRIDGE CLOSING DATE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SUCH FUTURE FINANCING
INCLUDES: (A) ALL PAYMENTS MADE FOR EQUITY SECURITIES, EQUITY SECURITY RIGHTS OR SIMILAR RIGHTS, (B) TECHNOLOGY ACQUISITION OR ACCESS FEES OR SIMILAR UP-FRONT PAYMENTS, (C) OTHER FUTURE PAYMENTS TO BE MADE TO THE CORPORATION, ANY OF ITS AFFILIATES OR ITS EMPLOYEES FOR THE BENEFIT OF THE CORPORATION, FOR WHICH THE PAYOR IS OBLIGATED EITHER ABSOLUTELY OR UPON THE ATTAINMENT OF MILESTONES, (D) FUNDING PROVIDED BY ANY INVESTOR (THROUGH REIMBURSEMENT OR OTHERWISE) RELATIVE TO RESEARCH AND DEVELOPMENT, CLINICAL TRIALS AND RELATED EXPENDITURES, PROVIDED THAT SUCH WORK IS PERFORMED OR MANAGED BY THE CORPORATION OR ANY OF ITS AFFILIATES AND (E) THE REPAYMENT OR ASSUMPTION BY ANY PARTY OF OBLIGATIONS OF THE CORPORATION ANY OF ITS AFFILIATES, INCLUDING INDEBTEDNESS FOR MONEY BORROWED OR AMOUNTS OWED BY THE CORPORATION OR ANY OF ITS AFFILIATES TO INVENTORS OR OWNERS OF TECHNOLOGY. IT IS FURTHER UNDERSTOOD THAT FUTURE FINANCINGS SHALL NOT BE REDUCED BY THE AMOUNT OF ANY EXPENSES, FEES, DISCOUNTS OR COMMISSIONS INCURRED DURING THE UNDERTAKING OF SUCH FINANCING.

         9. THE COMPANY SHALL BE RESPONSIBLE FOR AND SHALL BEAR ALL EXPENSES DIRECTLY AND NECESSARILY INCURRED IN CONNECTION WITH THE PROPOSED OFFERING, INCLUDING BUT NOT LIMITED TO, THE COSTS OF PREPARING AND PRINTING THE MEMORANDUM AND ALL EXHIBITS THERETO; PREPARING, PRINTING AND DELIVERING EXHIBITS THERETO AND COPIES OF THE PRELIMINARY, FINAL AND SUPPLEMENTAL PROSPECTUS; THE COSTS OF PREPARING, PRINTING AND FILING WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") THE SHELF REGISTRATION STATEMENT AND AMENDMENTS, POST-EFFECTIVE AMENDMENTS AND SUPPLEMENTS THERETO; PREPARING, PRINTING AND DELIVERING EXHIBITS THERETO AND COPIES OF THE PRELIMINARY, FINAL AND SUPPLEMENTAL PROSPECTUS; PREPARING, PRINTING AND DELIVERING ALL SELLING DOCUMENTS, INCLUDING BUT NOT LIMITED TO THE PLACEMENT AGENCY AGREEMENT, SUBSCRIPTION AGREEMENTS, WARRANT AGREEMENTS, BLUE SKY MEMORANDUM AND STOCK AND WARRANT CERTIFICATES; BLUE SKY FEES, FILING FEES AND LEGAL FEES AND DISBURSEMENTS OF OUR COUNSEL IN CONNECTION WITH BLUE SKY MATTERS; FEES AND DISBURSEMENTS OF THE TRANSFER AND WARRANT AGENT; THE COST OF A TOTAL OF TWO SETS OF BOUND CLOSING VOLUMES FOR THE PLACEMENT AGENT AND ITS COUNSEL; AND THE COST OF THREE TOMBSTONE ADVERTISEMENTS, AT LEAST ONE OF WHICH SHALL BE IN A NATIONAL BUSINESS NEWSPAPER AND ONE OF WHICH SHALL BE IN A MAJOR NEW YORK NEWSPAPER (OR AT THE PLACEMENT AGENT'S OPTION, 40 LUCITE DEAL MEMENTOS)(COLLECTIVELY, THE "COMPANY EXPENSES"). THE COMPANY AGREES TO USE A PRINTER DESIGNATED BY THE PLACEMENT AGENT AND WHICH IS REASONABLY ACCEPTABLE TO THE COMPANY. THE COMPANY SHALL PAY TO THE PLACEMENT AGENT A NON-ACCOUNTABLE EXPENSE ALLOWANCE EQUAL TO 4% OF THE TOTAL PROCEEDS OF THE OFFERING (THE "EXPENSE ALLOWANCE"), OF WHICH $20,000 SHALL BE DUE AND PAYABLE UPON THE EXECUTION OF THIS LETTER OF INTENT AND OF WHICH ANOTHER $20,000 SHALL BE DUE AND PAYABLE UPON THE DATE THAT THE

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MEMORANDUM IS COMPLETED (BOTH OF WHICH $20,000 PAYMENTS SHALL BE CREDITED TO THE
COMPANY AND OFFSET AGAINST THE TOTAL EXPENSE ALLOWANCE DUE THE PLACEMENT AGENT), TO COVER THE COST OF OUR MAILING, TELEPHONE, TELEGRAPH, TRAVEL, DUE DILIGENCE MEETINGS AND OTHER SIMILAR EXPENSES INCLUDING LEGAL FEES OF OUR COUNSEL (OTHER THAN LEGAL FEES IN CONNECTION WITH BLUE SKY MATTERS AS TO WHICH FEES YOU SHALL BE RESPONSIBLE). SUCH PREPAID EXPENSE ALLOWANCES SHALL BE NON-REFUNDABLE. IF THE PROPOSED FINANCING IS NOT COMPLETED BECAUSE THE COMPANY PREVENTS IT OR BECAUSE OF A BREACH BY THE COMPANY OF ANY COVENANTS, REPRESENTATIONS OR WARRANTIES CONTAINED HEREIN, THE COMPANY SHALL PAY TO THE PLACEMENT AGENT A FEE OF $100,000 (IN ADDITION TO THE COMPANY EXPENSES FOR WHICH THE COMPANY SHALL IN ALL EVENTS REMAIN LIABLE). IN ADDITION, THE COMPANY SHALL BE RESPONSIBLE FOR AND SHALL REIMBURSE THE PLACEMENT AGENT AND/OR THE PARTNERSHIP AND THE TRUST (AS DEFINED IN PARAGRAPH 16 BELOW) FOR ALL COSTS INCURRED IN CONNECTION WITH THE BRIDGE LOAN (INCLUDING, WITHOUT LIMITATION, ATTORNEY'S FEES, EXPENSES AND DISBURSEMENTS) IN AN AGGREGATE AMOUNT NOT TO EXCEED $35,000 PROVIDED, HOWEVER, THAT THE $35,000 CAP ON COST REIMBURSEMENT SHALL APPLY ONLY TO THE ACTUAL BRIDGE LOAN TRANSACTION AND NOT TO ANY COSTS INCURRED AS A RESULT OF THE REGISTRATION OF SECURITIES ACQUIRED IN SUCH TRANSACTION UNDER THE FEDERAL AND STATE SECURITIES LAWS WHICH SUCH COSTS, AS SET FORTH HEREIN, SHALL BE THE RESPONSIBILITY OF THE COMPANY.

         10. UPON THE FINAL CLOSING OF THE SALE OF THE UNITS BEING OFFERED, THE COMPANY WILL GRANT TO THE PLACEMENT AGENT AND/OR ITS DESIGNEES (I) WARRANTS (THE "PLACEMENT WARRANTS") TO PURCHASE ADDITIONAL UNITS EQUAL TO 10% OF THE UNITS SOLD IN THE OFFERING EXERCISABLE FOR A PERIOD OF FIVE YEARS COMMENCING SIX MONTHS AFTER THE FINAL CLOSING DATE AT AN EXERCISE PRICE EQUAL TO 110% OF THE INITIAL OFFERING PRICE OF THE UNITS. THE SECURITIES UNDERLYING THE PLACEMENT WARRANTS WILL NOT BE SUBJECT TO MANDATORY CONVERSION OR REDEMPTION BY THE COMPANY NOR WILL THEY BE CALLABLE BY THE COMPANY. THE PLACEMENT WARRANTS CANNOT BE TRANSFERRED, SOLD, ASSIGNED OR HYPOTHECATED FOR SIX MONTHS EXCEPT THAT THEY MAY BE ASSIGNED IN WHOLE OR IN PART DURING SUCH PERIOD TO ANY NASD MEMBER PARTICIPATING IN THE OFFERING OR ANY OFFICER OR EMPLOYEE OF THE PLACEMENT AGENT OR ANY SUCH NASD MEMBER. THE PLACEMENT WARRANTS WILL CONTAIN A CASHLESS EXERCISE FEATURE, ANTIDILUTION PROVISIONS AND THE RIGHT TO HAVE THE RESALE OF THE SECURITIES UNDERLYING THE PLACEMENT WARRANTS INCLUDED ON THE SHELF REGISTRATION STATEMENT.

         11. IF REQUESTED BY THE PLACEMENT AGENT, THE COMPANY WILL OBTAIN FROM THE EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY, AND WILL USE BEST EFFORTS TO OBTAIN FROM ITS 5% STOCKHOLDERS, AN AGREEMENT THAT, FOR A PERIOD OF UP TO TWENTY-FOUR MONTHS FROM THE CLOSING OF THE OFFERING, THEY WILL NOT SELL, ASSIGN OR TRANSFER ANY OF THEIR SHARES OF THE COMPANY'S SECURITIES WITHOUT THE PLACEMENT AGENT'S PRIOR WRITTEN CONSENT. IN ADDITION, THE COMPANY WILL COVENANT TO USE ITS BEST EFFORTS TO OBTAIN THE REQUISITE SHAREHOLDER APPROVALS NECESSARY TO CONSUMMATE THE OFFERINGS AND RELATED TRANSACTIONS AS CONTEMPLATED BY THIS LETTER OF INTENT AS SOON AS POSSIBLE FOLLOWING THE CLOSING OF THE BRIDGE LOAN.

         12. THE CASH COMMISSIONS, EXPENSES ALLOWANCE AND PLACEMENT AND ADVISORY WARRANTS AS SET FORTH IN THIS LETTER OF INTENT WILL APPLY TO INVESTORS INTRODUCED TO THE COMPANY BY THE PLACEMENT AGENT WHO INVEST IN THE COMPANY DURING THE TWELVE MONTHS FOLLOWING THE FINAL CLOSING DATE OF THE OFFERING. IN ADDITION, UPON THE CLOSING OF THE BRIDGE LOAN, THE COMPANY AND THE PLACEMENT AGENT WILL ENTER INTO AN ENGAGEMENT AGREEMENT WHEREBY PARAMOUNT WILL ACT AS THE COMPANY'S NON-EXCLUSIVE FINANCIAL ADVISOR. SUCH ENGAGEMENT AGREEMENT WILL PROVIDE THAT THE PLACEMENT AGENT RECEIVE A MONTHLY RETAINER OF $4,000 (MINIMUM ENGAGEMENT OF TWENTY-FOUR MONTHS), OUT-OF-POCKET EXPENSES AND STANDARD SUCCESS FEES. IN ADDITION, UPON COMPLETION OF THE OFFERING AND PURSUANT TO THE TERMS OF SUCH ENGAGEMENT AGREEMENT, THE COMPANY WILL SELL TO THE PLACEMENT AGENT AND/OR ITS DESIGNEES, FOR $.001 PER WARRANT SHARE, WARRANTS (THE "ADVISORY WARRANTS") TO PURCHASE ADDITIONAL UNITS EQUAL TO 15% OF THE UNITS SOLD IN THE OFFERING EXERCISABLE FOR A PERIOD OF FIVE YEARS COMMENCING SIX MONTHS AFTER THE FINAL CLOSING DATE AT AN EXERCISE PRICE EQUAL TO 110% OF THE INITIAL OFFERING PRICE. THE SECURITIES UNDERLYING THE ADVISORY WARRANTS WILL NOT BE SUBJECT TO MANDATORY CONVERSION OR REDEMPTION BY THE COMPANY NOR WILL THEY BE CALLABLE BY THE COMPANY. THE ADVISORY WARRANTS WILL CONTAIN A CASHLESS EXERCISE FEATURE, ANTIDILUTION PROVISIONS AND THE RIGHT TO HAVE THE SECURITIES UNDERLYING THE ADVISORY WARRANTS INCLUDED ON THE SHELF REGISTRATION STATEMENT.

         13. THE COMPANY SHALL NOT USE ANY PROCEEDS FROM THE OFFERING TO REPURCHASE, REDEEM OR OTHERWISE ACQUIRE ANY SHARES OF SERIES A PREFERRED STOCK OR TO REPAY ANY INDEBTEDNESS OF THE COMPANY, INCLUDING BUT NOT LIMITED TO ANY INDEBTEDNESS TO CURRENT

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EXECUTIVE  OFFICERS OR  PRINCIPAL  STOCKHOLDERS  OF THE COMPANY,  BUT  EXCLUDING
ACCOUNTS PAYABLE INCURRED IN THE ORDINARY COURSE. IN ADDITION, THE COMPANY SHALL NOT FOR A PERIOD OF 5 YEARS FROM THE INITIAL CLOSING DATE OPTIONALLY AGREE TO REPURCHASE, REDEEM OR OTHERWISE ACQUIRE THE SHARES OF SERIES A PREFERRED STOCK FOR CASH, INCLUDING, WITHOUT LIMITATION, IN THE EVENT OF A FUNDAMENTAL CHANGE
PURSUANT  TO  THE  RESTATED   CERTIFICATE  AS  SUCH  TERM  IS  DEFINED  THEREIN.
ADDITIONALLY, PROCEEDS FROM THE BRIDGE LOAN RECEIVED BY THE COMPANY MAY BE USED BY THE COMPANY AS WORKING CAPITAL IN THE ORDINARY COURSE OF BUSINESS.

         14. AS EXPEDITIOUSLY AS PRACTICABLE FOLLOWING THE EXECUTION OF THIS LETTER OF INTENT BUT NO LATER THAN FEBRUARY 7, 1996, AND SUBJECT TO THE COMPLETION OF NECESSARY CORPORATE AND LEGAL DUE DILIGENCE (AS TO WHICH THE PLACEMENT AGENT SHALL BE THE SOLE JUDGE), THE PLACEMENT AGENT SHALL SERVE AS PLACEMENT AGENT, ON A "BEST EFFORTS" BASIS, OF A PRIVATE PLACEMENT (THE "BRIDGE LOAN") OF $3,000,000 OF SENIOR SECURED PROMISSORY NOTES ISSUED BY THE COMPANY (THE "BRIDGE NOTES") AND WARRANTS (THE "BRIDGE WARRANTS"), ON THE TERMS AND CONDITIONS CONTAINED IN EXHIBIT B HERETO. SUBJECT TO THE IMMEDIATELY SUCCEEDING SENTENCE, IN CONNECTION WITH THE BRIDGE LOAN, THE PLACEMENT AGENT SHALL BE ENTITLED TO: (X) A COMMISSION EQUAL TO 9% OF THE TOTAL PROCEEDS RESULTING FROM THE SALE OF THE BRIDGE UNITS AND (Y) WARRANTS TO PURCHASE 10% OF THE SHARES OF COMMON STOCK UNDERLYING THE BRIDGE WARRANTS AND THE COMPANY SHALL BE RESPONSIBLE FOR ALL APPLICABLE COMPANY EXPENSES. THERE SHALL BE NO EXPENSE ALLOWANCE AND NO ADVISORY WARRANT COMPENSATION IN CONNECTION WITH THE BRIDGE LOAN.

         15. THE PLACEMENT AGENT RECOGNIZES THE COMPANY'S CONCERNS WITH RESPECT TO THE ANTISENSE PROGRAM AND FUTURE FINANCING PRICING AND ALTERNATIVES. ACCORDINGLY, THE PLACEMENT AGENT AGREES (I) THAT TO THE EXTENT ALTERNATIVE FINANCINGS ARE AVAILABLE OTHER THAN THE OFFERING AT BETTER TIMING, PRICING AND TERMS, THEN THE PLACEMENT AGENT SHALL WAIVE ITS RIGHT TO CONDUCT THE OFFERING, ITS RIGHT TO RECEIVE COMPENSATION THEREFOR AND ITS RIGHT OF FIRST REFUSAL AS DESCRIBED IN PARAGRAPH 8 AND (II) TO USE ITS REASONABLE BEST EFFORTS TO MAINTAIN THE ANTISENSE PROGRAM. IT IS NOT THE CURRENT INTENTION OF THE PLACEMENT AGENT TO LIQUIDATE THE COMPANY.

         16. SUBJECT TO THE COMPLETION OF NECESSARY CORPORATE AND LEGAL DUE DILIGENCE AND THE EXECUTION OF DEFINITIVE DOCUMENTATION SATISFACTORY TO THE ARIES DOMESTIC FUND, L.P. (THE "PARTNERSHIP") AND THE ARIES TRUST (THE "TRUST"), IN THEIR SOLE DISCRETION, THE PARTNERSHIP AND THE TRUST SHALL PARTICIPATE IN THE BRIDGE LOAN REFERENCED IN PARAGRAPH 14 IN AN AGGREGATE AMOUNT OF UP TO $3,000,000 AND SHALL BE ENTITLED TO REIMBURSEMENT FOR COSTS INCURRED IN CONNECTION WITH THE BRIDGE LOAN AS PROVIDED IN PARAGRAPH 9 HEREOF.

         THE FOREGOING IS ONLY A BRIEF OUTLINE OF THE PROPOSED FINANCING AND EACH OF THE FOREGOING TERMS MUST BE INTERPRETED IN THE FORM IN WHICH IT FINALLY APPEARS IN THE PROPOSED PLACEMENT AGENCY AGREEMENT AND RELATED DOCUMENTS. WE WILL, OF COURSE, CONTINUE TO CONDUCT OUR DUE DILIGENCE INVESTIGATION OF THE COMPANY UNTIL THE OFFERING IS COMPLETED, AND SUCH DUE DILIGENCE INVESTIGATION SHALL, IN ALL EVENTS, BE SUBJECT TO OUR SATISFACTION AS TO WHICH WE SHALL BE TO SOLE JUDGE. WHILE IT IS THE INTENTION OF THE PARTIES HERETO THAT THE OFFERING OF THE COMPANY'S UNITS BE MADE, THIS LETTER CANNOT IN ANY WAY BE CONSTRUED AS A COMMITMENT BY US TO COMPLETE THE PLACEMENT OF THE UNITS AND WE MAY, IN OUR SOLE JUDGEMENT AND DISCRETION, DETERMINE AT ANY TIME NOT TO PROCEED WITH THE OFFERING. THIS LETTER SHALL BE CONDITIONED IN ITS ENTIRETY UPON THE EXECUTION AND DELIVERY OF A SATISFACTORY PLACEMENT AGENCY AGREEMENT BETWEEN THE COMPANY
AND US (AND THIS LETTER IS NOT TO BE CONSTRUED AS SUCH A CONTRACT NOR AS AN AGREEMENT TO ENTER INTO SUCH CONTRACTS) TO BE ENTERED INTO IMMEDIATELY PRIOR TO THE TIME OF THE OFFERING AND SHALL BE CONDITIONED FURTHER UPON COMPLIANCE BY THE COMPANY WITH THE TERMS CONTAINED IN THIS LETTER AND IN SUCH PLACEMENT AGENCY AGREEMENT. NOTWITHSTANDING THE FOREGOING, THE PROVISIONS OF PARAGRAPHS 4, 8 AND 9 HEREOF SHALL, HOWEVER, BE EFFECTIVE AND BINDING UPON THE COMPANY UPON THE EXECUTION HEREOF.

         IF THE FOREGOING CONFORMS TO YOUR UNDERSTANDING, PLEASE SIGN, DATE AND RETURN TO US THE ENCLOSED COPY OF THIS LETTER.

                                       VERY TRULY YOURS,

                                       PARAMOUNT CAPITAL, INC.


                                       BY: /s/Lindsay A. Rosenwald
                                           ---------------------------
                                           LINDSAY A. ROSENWALD, M.D.
                                           CHAIRMAN

THE FOREGOING IS IN CONFORMITY
WITH OUR UNDERSTANDING:

GENTA INCORPORATED


BY: /s/Thomas Adams
    -----------------------
    THOMAS ADAMS
    PRESIDENT AND CHIEF EXECUTIVE OFFICER


FOR PURPOSES OF PARAGRAPHS 9 AND 16 ONLY:

ARIES DOMESTIC FUND, L.P.


BY: /s/Lindsay A. Rosenwald
    -----------------------
    LINDSAY A. ROSENWALD, M.D.
    PRESIDENT, PARAMOUNT CAPITAL ASSET MANAGEMENT, INC.
    GENERAL PARTNER OF ARIES DOMESTIC FUND, L.P.


FOR PURPOSES OF PARAGRAPHS 9 AND 16 ONLY:

THE ARIES TRUST

BY: /s/Lindsay A. Rosenwald
    -----------------------
    LINDSAY A. ROSENWALD, M.D.
    PRESIDENT, PARAMOUNT CAPITAL ASSET MANAGEMENT, INC

                                                                       EXHIBIT A


               RIGHTS AND PREFERENCES OFSERIES D PREFERRED STOCKTM


SERIES D PREFERRED STOCK

THE COMPANY WILL FILE A CERTIFICATE OF DESIGNATION DESIGNATING 3,750,000 SHARES OF PREFERRED STOCK AS SERIES D PREFERRED STOCK (THE "PREFERRED STOCK"). GIVING EFFECT TO THE SALE OF THE MINIMUM OFFERING, 25,000 SHARES OF PREFERRED STOCK WILL BE FULLY PAID, VALIDLY ISSUED AND NON-ASSESSABLE. GIVING EFFECT TO THE SALE OF THE MAXIMUM OFFERING, 75,000 SHARES OF PREFERRED STOCK WILL BE FULLY PAID, VALIDLY ISSUED AND NON-ASSESSABLE. THE STATED VALUE PER SHARE OF PREFERRED STOCK SHALL BE $10.00.

         VOTING

THE HOLDERS OF THE PREFERRED STOCK WILL HAVE THE RIGHT AT ALL MEETINGS OF THE STOCKHOLDERS TO THAT NUMBER OF VOTES EQUAL TO THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SHARES AT THE RECORD DATE FOR THE DETERMINATION OF THE STOCKHOLDERS ENTITLED TO VOTE ON SUCH MATTERS OR, IF NO SUCH RECORD DATE IS ESTABLISHED, AT THE DATE SUCH VOTE IS TAKEN. AS LONG AS A MAJORITY OF THE SHARES OF PREFERRED STOCK REMAIN OUTSTANDING, THE HOLDERS OF 66-2/3% OF THE OUTSTANDING SHARES OF THE PREFERRED STOCK WILL BE ENTITLED TO (I) APPROVE ANY SECURITIES ISSUED BY THE COMPANY WHICH ARE SENIOR TO OR ON PARITY WITH THE PREFERRED STOCK WITH RESPECT TO LIQUIDATION OR DIVIDENDS, (II) APPROVE ANY SECURITIES ISSUED BY THE COMPANY WHICH ARE SENIOR TO THE PREFERRED STOCK WITH RESPECT TO VOTING (EXCEPT FOR CLASS VOTING RIGHTS REQUIRED BY LAW), (III) APPROVE ANY ALTERATION OR CHANGE TO THE RIGHTS, PREFERENCES OR PRIVILEGES OF THE PREFERRED STOCK, (IV) APPROVE ANY LIQUIDATION, DISSOLUTION, SALE OF SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY, (V) APPROVE THE INCORPORATION OF ANY SUBSIDIARY COMPANY, (VI) APPROVE ANY TRANSACTIONS BETWEEN THE COMPANY AND ITS AFFILIATES AND (VII) APPROVE THE ISSUANCE OF ANY DEBT SECURITIES OF THE COMPANY IN EXCESS IN THE AGGREGATE OF $50,000.

         DIVIDENDS

THE HOLDERS OF THE PREFERRED STOCK SHALL BE ENTITLED TO RECEIVE DIVIDENDS AS, WHEN AND IF DECLARED BY THE BOARD OF DIRECTORS OUT OF FUNDS LEGALLY AVAILABLE THEREFOR. NO DIVIDEND OR DISTRIBUTION, AS THE CASE MAY BE, SHALL BE DECLARED OR PAID ON ANY JUNIOR STOCK UNLESS THE SAME IS PAID TO THE PREFERRED STOCK. IN ADDITION, FOLLOWING THE RESET DATE AS DEFINED BELOW, THE PREFERRED STOCK WILL BE ENTITLED TO A PAYMENT-IN-KIND DIVIDEND OF 10% PER ANNUM, PAYABLE ANNUALLY.

         LIQUIDATION

UPON (I) A LIQUIDATION, DISSOLUTION, OR WINDING UP OF THE COMPANY, WHETHER VOLUNTARY OR INVOLUNTARY OR (II) A SALE OR OTHER DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY (A "LIQUIDATION EVENT"), AFTER PAYMENT OR PROVISION FOR PAYMENT OF THE DEBTS AND OTHER LIABILITIES OF THE COMPANY, THE HOLDERS OF THE PREFERRED STOCK THEN OUTSTANDING WILL FIRST BE
ENTITLED TO RECEIVE, PRO RATA (ON THE BASIS OF THE NUMBER OF SHARES OF THE PREFERRED STOCK THEN OUTSTANDING), ON A PARI PASSU BASIS WITH THE SHARES OF SERIES A PREFERRED STOCK AND IN PREFERENCE TO THE HOLDERS OF THE COMMON STOCK AND ANY OTHER SERIES OF PREFERRED STOCK, AN AMOUNT PER SHARE EQUAL TO $14 PLUS ACCRUED BUT UNPAID DIVIDENDS, IF ANY. MERGERS AND SIMILAR EVENTS IN WHICH A MAJORITY OF THE VOTING CONTROL OF THE COMPANY'S CAPITAL STOCK IS TRANSFERRED WILL BE TREATED SIMILARLY WITH RESPECT TO THE MERGER CONSIDERATION.

         CONVERSION

THE PREFERRED STOCK WILL BE CONVERTED INTO COMMON STOCK AT AN INITIAL CONVERSION PRICE EQUAL TO THE LESSER OF (I) $.30 AND (II) 50% OF THE AVERAGE CLOSING BID PRICE OF THE COMMON STOCK FOR EITHER THE THIRTY CONSECUTIVE TRADING DAYS OR THE FIVE CONSECUTIVE TRADING DAYS (THE "TRADING PRICE") IMMEDIATELY PRECEDING (A) THE INITIAL CLOSING DATE (THE "INITIAL CLOSING DATE"), (B) ANY INTERIM CLOSING DATE (EACH AN "INTERIM CLOSING DATE") OR (C) THE FINAL CLOSING DATE (THE "FINAL CLOSING DATE") OF THIS OFFERING, WHICHEVER IS THE

LOWEST, SUBJECT TO ADJUSTMENT AS SET FORTH BELOW (THE "PREFERRED CONVERSION PRICE"), REPRESENTING AN INITIAL CONVERSION RATE OF [].

THE PREFERRED STOCK MAY BE CONVERTED AT THE OPTION OF THE HOLDER AT ANY TIME AFTER THE INITIAL ISSUANCE DATE OF THE PREFERRED STOCK FOR FULLY PAID NONASSESSABLE SHARES OF COMMON STOCK. THE PREFERRED CONVERSION PRICE IS SUBJECT TO ADJUSTMENT UPON THE OCCURRENCE OF A MERGER, REORGANIZATION, CONSOLIDATION, RECLASSIFICATION, STOCK DIVIDEND OR STOCK SPLIT WHICH WILL RESULT IN AN INCREASE OR DECREASE IN THE NUMBER OF SHARES OF
COMMON STOCK OUTSTANDING.

IN ADDITION, THE CONVERSION PRICE IN EFFECT IMMEDIATELY PRIOR TO THE DATE THAT IS 12 MONTHS AFTER THE FINAL CLOSING DATE (THE "RESET DATE") WILL BE ADJUSTED AND RESET EFFECTIVE AS OF THE RESET DATE IF THE AVERAGE CLOSING PRICE FOR THE 20 CONSECUTIVE TRADING DAYS IMMEDIATELY PRECEDING THE RESET DATE (THE "12-MONTH TRADING PRICE") IS LESS THAN 140% OF THE THEN APPLICABLE PREFERRED CONVERSION PRICE (A "RESET EVENT"). UPON THE OCCURRENCE OF A RESET EVENT, THE THEN APPLICABLE PREFERRED CONVERSION PRICE WILL BE REDUCED TO BE EQUAL TO THE GREATER OF (I) THE 12-MONTH TRADING PRICE DIVIDED BY 1.4 AND (II) 25% OF THE THEN APPLICABLE PREFERRED CONVERSION PRICE.

         MANDATORY CONVERSION

UNLESS CONVERTED EARLIER, THE COMPANY HAS THE RIGHT AT ANY TIME AFTER THE RESET DATE TO CAUSE THE PREFERRED STOCK TO BE CONVERTED, IN WHOLE OR IN PART, ON A PRO RATA BASIS, INTO SHARES OF COMMON STOCK ON 60 DAYS' PRIOR WRITTEN NOTICE, PROVIDED THAT THE CLOSING BID QUOTATION FOR THE COMMON STOCK AS REPORTED ON THE NASDAQ, OR ON SUCH EXCHANGE ON WHICH THE COMMON STOCK IS THEN TRADED OR LISTED, EXCEEDS 300% OF THE PREFERRED CONVERSION PRICE FOR 20 CONSECUTIVE TRADING DAYS ENDING THREE DAYS PRIOR TO THE DATE OF THE NOTICE OF MANDATORY CONVERSION. NOTWITHSTANDING THE FOREGOING, THE COMPANY SHALL NOT HAVE THE RIGHT TO FORCE SUCH MANDATORY CONVERSION AT ANY TIME ANY SHARES OF SERIES A PREFERRED STOCK REMAIN OUTSTANDING.

         MANDATORY REDEMPTION

IF THE COMPANY IS REQUIRED TO REPURCHASE, REDEEM OR OTHERWISE ACQUIRE SHARES OF SERIES A PREFERRED STOCK REPRESENTING MORE THAN 5% OF THE AGGREGATE STATED VALUE OF THE SERIES A PREFERRED STOCK THEN THE COMPANY SHALL OFFER TO REPURCHASE, REDEEM OR OTHERWISE ACQUIRE THE SHARES OF PREFERRED STOCK, ON A PARI PASSU BASIS WITH THE SERIES A PREFERRED STOCK BASED ON THE RELATIVE LIQUIDATION PREFERENCES OF EACH SUCH SERIES OF PREFERRED STOCK. THE COMPANY SHALL REPURCHASE, REDEEM OR OTHERWISE ACQUIRE THE SHARES OF PREFERRED STOCK WITH THE SAME CONSIDERATION WHICH IS PAID TO THE HOLDERS OF SERIES A PREFERRED STOCK.

                                                                       EXHIBIT B


         TERMS OF BRIDGE FINANCING AND SENIOR SECURED CONVERTIBLE NOTES

THE FOLLOWING IS A SUMMARY OF THE PROPOSED TERMS OF THE SALE OF $3,000,000 OF BRIDGE NOTES (AS DEFINED BELOW) AND BRIDGE WARRANTS (AS DEFINED BELOW) OF GENTA INCORPORATED, A DELAWARE CORPORATION (THE "COMPANY") PURSUANT TO A UNIT PURCHASE AGREEMENT.


ISSUER:              GENTA INCORPORATED, A DELAWARE CORPORATION (THE "COMPANY").

ISSUE: $3,000,000 AGGREGATE FACE AMOUNT OF SENIOR SECURED BRIDGE NOTES (THE "BRIDGE NOTES") AND AN AGGREGATE OF (A) [7,800,000] WARRANTS (THE "CLASS A BRIDGE WARRANTS") AT AN EXERCISE PRICE OF $.001 AND (B) [12,200,000] WARRANTS (THE "CLASS B BRIDGE WARRANTS") AN EXERCISE PRICE EQUAL TO THE LESSER OF THE AVERAGE CLOSING BID PRICE OF THE COMMON STOCK FOR EITHER (I) THE THIRTY CONSECUTIVE TRADING DAYS IMMEDIATELY PRECEDING THE CLOSING OF THE SALE OF THE BRIDGE NOTES (THE "BRIDGE CLOSING DATE"), OR (II) THE FIVE CONSECUTIVE TRADING DAYS IMMEDIATELY PRECEDING THE BRIDGE CLOSING DATE (THE CLASS A BRIDGE WARRANTS AND THE CLASS B BRIDGE WARRANTS BEING COLLECTIVELY REFERRED TO AS THE "BRIDGE WARRANTS").


MINIMUM
 SUBSCRIPTION
 AMOUNT PER
 INVESTOR:          $500,000,  SUBJECT TO THE  COMPANY'S  RIGHT TO ACCEPT LESSER
                    AMOUNTS.


INTEREST ON THE
 BRIDGE NOTES:      THE BRIDGE NOTES WILL PAY INTEREST OF 1% PER MONTH. INTEREST
                    SHALL BE PAYABLE AT MATURITY OR UPON DEFAULT OR LIQUIDATION,
                    AS DESCRIBED BELOW. UPON CONVERSION,  ANY ACCRUED BUT UNPAID
                    INTEREST SHALL BE CONVERTED INTO SHARES OF PREFERRED STOCK.


MATURITY:           UNLESS SHAREHOLDER  APPROVAL IS OBTAINED EARLIER, THE BRIDGE
                    NOTES (AND ALL ACCRUED INTEREST THEREON) ARE DUE AND PAYABLE
                    ON THE  EARLIER  OF (I)  SIX (6)  MONTHS  AFTER  THE  BRIDGE
                    CLOSING DATE AND (II) FIVE (5) BUSINESS  DAYS  FOLLOWING THE
                    CLOSING OF THE  COMPLETION OF ANY EQUITY  OFFERING OR SERIES
                    OF  EQUITY  OFFERINGS  WITH  GROSS  PROCEEDS  IN  EXCESS  OF
                    $2,500,000 (A "QUALIFIED OFFERING").


SECURITY:           ON OR PRIOR TO THE BRIDGE  CLOSING  DATE,  THE COMPANY SHALL
                    ENTER  INTO A SECURITY  AGREEMENT  WITH A  COLLATERAL  AGENT
                    REASONABLY  ACCEPTABLE  TO THE PLACEMENT  AGENT  PURSUANT TO
                    WHICH THE  COMPANY  SHALL  GRANT THE  HOLDERS  OF THE BRIDGE
                    NOTES A FIRST LIEN SECURITY INTEREST IN ALL OF THE ASSETS OF
                    THE COMPANY  WHICH THE COMPANY IS NOT  OTHERWISE  RESTRICTED
                    FROM  GRANTING SUCH A SECURITY  INTEREST.  THE COMPANY SHALL
                    TAKE ALL STEPS  NECESSARY TO PERFECT SUCH SECURITY  INTEREST
                    AT THE TIME OF THE BRIDGE  CLOSING  DATE.  THE COMPANY  WILL
                    COVENANT NOT TO CREATE OR PERMIT THE IMPOSITION OF ANY LIENS
                    ON ANY OF ITS ASSETS FROM AND AFTER THE INITIAL CLOSING DATE
                    AND SHALL MAKE SUCH OTHER  REPRESENTATIONS,  WARRANTIES  AND
                    COVENANTS AS REQUESTED BY THE PLACEMENT AGENT.


CONVERSION
UPON SHAREHOLDER
 APPROVAL:          UPON  RECEIPT  OF  THE   REQUISITE   SHAREHOLDER   APPROVALS
                    NECESSARY   TO   CONSUMMATE   THE   OFFERINGS   AND  RELATED
                    TRANSACTIONS AS CONTEMPLATED BY THIS LETTER OF INTENT:

                    (A) THE BRIDGE NOTES TOGETHER WITH THE ACCRUED AND UNPAID INTEREST THEREON SHALL AUTOMATICALLY BECOME CONVERTIBLE INTO PREFERRED STOCK AT AN INITIAL CONVERSION PRICE OF $5; AND

                    (B) EACH BRIDGE WARRANT SHALL BE CONVERTED INTO A NEW WARRANT (AS HEREINAFTER DEFINED). "NEW WARRANTS" SHALL MEAN A NEW CLASS OF WARRANTS ENTITLING THE HOLDERS THEREOF TO PURCHASE, AT ANY TIME OVER A FIVE YEAR PERIOD ONE SHARE OF COMMON STOCK AT AN EXERCISE PRICE EQUAL TO THE LESSER OF (X) $.15 OR (Y) 50% OF THE
                         AVERAGE CLOSING BID PRICE OF THE COMMON STOCK FOR EITHER (I) THE THIRTY CONSECUTIVE TRADING DAYS IMMEDIATELY SUCCEEDING THE DATE OF SHAREHOLDER APPROVAL (THE "APPROVAL DATE") OR (II) THE FIVE CONSECUTIVE TRADING DAYS IMMEDIATELY PRECEDING THE APPROVAL DATE

                         NOTWITHSTANDING THE FOREGOING, THE NEW WARRANTS EXERCISE PRICE ARE SUBJECT TO AN ADDITIONAL ONE TIME RESET ADJUSTMENT AT THE TIME OF THE FINAL CLOSING DATE, IF THE EXERCISE PRICE OF THE WARRANTS IS LESS THAN THE EXERCISE PRICE OF THE NEW WARRANTS. IN SUCH EVENT THE NEW WARRANTS EXERCISE PRICE SHALL BE REDUCED TO EQUAL A 50% DISCOUNT TO THE NEW WARRANTS EXERCISE PRICE.


DEFAULT/
 LIQUIDATION:       IN THE EVENT OF ANY DEFAULT (INCLUDING,  WITHOUT LIMITATION,
                    THE FAILURE OF THE  SHAREHOLDERS TO APPROVE THE TRANSACTIONS
                    CONTEMPLATED  BY THIS LETTER OF INTENT OR A  REQUIREMENT  TO
                    REDEEM,  REPURCHASE OR OTHERWISE  ACQUIRE SHARES OF SERIES A
                    PREFERRED STOCK), LIQUIDATION,  DISSOLUTION OR WINDING UP OF
                    THE COMPANY,  WHETHER VOLUNTARY OR INVOLUNTARY,  THE HOLDERS
                    OF  THE  BRIDGE  NOTES  WILL  BE  ENTITLED  TO  RECEIVE  THE
                    AGGREGATE  OUTSTANDING  PRINCIPAL AMOUNT OF SUCH BRIDGE NOTE
                    TOGETHER WITH THE ACCRUED AND UNPAID  INTEREST  THEREON.  IN
                    ADDITION,  UPON SUCH AN EVENT,  THE HOLDERS OF BRIDGE  NOTES
                    SHALL BE ABLE TO CONVERT  10% OF THEIR  NOTES INTO SHARES OF
                    COMMON STOCK AT A CONVERSION PRICE EQUAL TO $.001.


USE OF
 PROCEEDS:          THE COMPANY INTENDS TO USE THE NET PROCEEDS FROM THE SALE OF
                    THE BRIDGE NOTES TO BRIDGE ITS WORKING CAPITAL NEEDS THROUGH
                    SUCH  TIME  AS  IT  CAN   CONSUMMATE   AN  OFFERING  OF  ITS
                    SECURITIES.  THE COMPANY  COVENANTS  AND AGREES THAT IT WILL
                    NOT USE ANY OF THE PROCEEDS TO (I) REPAY ANY INDEBTEDNESS OF
                    THE COMPANY,  INCLUDING BUT NOT LIMITED TO ANY  INDEBTEDNESS
                    TO OFFICERS, EMPLOYEES,  DIRECTORS OR PRINCIPAL STOCKHOLDERS
                    OF THE COMPANY,  BUT EXCLUDING  ACCOUNTS PAYABLE INCURRED IN
                    THE ORDINARY COURSE OR (II) REDEEM,  REPURCHASE OR OTHERWISE
                    ACQUIRE ANY EQUITY SECURITY OF THE COMPANY.


REGISTRATION
 RIGHTS: IN THE EVENT THAT A QUALIFIED OFFERING HAS NOT BEEN CONSUMMATED BY THE DATE WHICH IS 180 DAYS AFTER THE BRIDGE CLOSING DATE, THE COMPANY WILL IMMEDIATELY FILE A SHELF REGISTRATION STATEMENT (THE "REGISTRATION STATEMENT") COVERING THE RESALE OF THE SHARES OF COMMON STOCK UNDERLYING THE PREFERRED STOCK UNDERLYING THE BRIDGE NOTES, THE BRIDGE WARRANTS OR THE NEW WARRANTS, AS THE CASE MAY BE, AND USE ITS BEST EFFORTS TO EFFECT THE REGISTRATION AND MAINTAIN THE EFFECTIVENESS OF SUCH REGISTRATION STATEMENT UNTIL THE COMPLETION OF THE DISTRIBUTION OF COMMON STOCK CONTEMPLATED THEREBY. IN THE EVENT THAT THE REGISTRATION STATEMENT IS NOT EFFECTIVE WITHIN TWO HUNDRED AND TEN (210) DAYS OF THE BRIDGE CLOSING DATE, EACH PURCHASER OF THE BRIDGE NOTES SHALL RECEIVE ADDITIONAL BRIDGE WARRANTS OR NEW WARRANTS, AS THE CASE MAY BE, EQUAL TO 1.5% OF THE BRIDGE WARRANTS OR THE NEW WARRANTS, AS THE CASE MAY BE, THEN HELD BY THEM FOR EACH DAY THEREAFTER UNTIL THE REGISTRATION STATEMENT BECOMES EFFECTIVE.

TERMS OF THE
 SENIOR SECURED
 CONVERTIBLE
 NOTES: THE TERMS AND CONDITIONS OF THE SENIOR SECURED CONVERTIBLE NOTES (THE "NOTES") SHALL BE SUBSTANTIALLY EQUIVALENT TO THOSE OF THE BRIDGE NOTES EXCEPT THAT (I) THE INITIAL CONVERSION PRICE OF THE NOTES SHALL BE $10, (II) THE MATURITY SHALL BE 10 YEARS FROM THE DATE OF ISSUANCE AND
                    (III) THE COMPANY SHALL HAVE THE RIGHT TO FORCE THE NOTES TO BE CONVERTED INTO PREFERRED STOCK AT ANYTIME AFTER ALL OF THE SHARES OF SERIES A PREFERRED STOCK SHALL HAVE BEEN CONVERTED INTO COMMON STOCK OR OTHER SECURITIES JUNIOR TO THE PREFERRED STOCK OR HAVE OTHERWISE BEEN RETIRED IN A MANNER APPROVED BY HOLDERS OF 66-2/3 OF THE AGGREGATE PRINCIPAL AMOUNT OF THE NOTES AND THE BRIDGE NOTES.